UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 16, 2006

Copart, Inc.

(Exact name of registrant as specified in its charter)

California	0-23255	94-2867490
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4665 Business Center Drive

Fairfield, California 94534

(Address of Principal Executive Offices, including Zip Code)

(707) 639-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01             Other Events.

Copart, Inc. (the “Company”) will not file its Annual Report on Form 10-K for the fiscal year ended July 31, 2006 (the “Form 10-K”) by today’s filing deadline for the reasons described below. The Company will file a Notification of Late Filing on Form 12b-25 on October 17, 2006.

The Company’s predecessor outside auditor through the fiscal year ended July 31, 2005, has informed the Company of the need for additional time to complete its review process prior to delivering consents required for filing of the Form 10-K.

In connection with the preparation of the Form 10-K for the year ended July 31, 2006, the Company undertook a voluntary review of its historical stock option practices.  The Company recently provided the results of its review to Ernst & Young, its current auditor, who is in the process of reviewing materials related to this matter.  During the course of the Company’s review, the Company did not identify any instance of fraudulent conduct or intentional misstatement by any current or former member of management with respect to the documentation of stock options.

For these reasons, the Company will not be in a position to file the Form 10-K by today’s deadline.  The Company intends to file the Form 10-K as soon as practicable following completion of these matters.

Note: This Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including statements regarding the review process to be completed by the Company’s predecessor outside auditor, the review to be conducted by Ernst & Young, the voluntary review initiated by the Company and the Company’s intent to file the Form 10-K as soon as practicable. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from those suggested by the forward-looking statements. Important factors that could cause actual results to differ materially include: the completion of the review process by the Company’s predecessor outside auditor; the results and findings of the review by  Ernst & Young; the impact, if any, of such results or findings on the financial statements of the Company; the Company’s inability to timely file reports with the Securities and Exchange Commission and any resulting impact on its ability to meet NASDAQ listing requirements; and risks of litigation and governmental or other regulatory inquiry or proceedings arising out of or related to any of the matters described in this Form 8-K. Therefore, any forward-looking statements in this Form 8-K should be considered in light of various important factors, including the risks and uncertainties listed above, as well as others. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Copart, Inc.

By:	/s/ William E. Franklin
William E. Franklin Senior Vice President and Chief Financial Officer

Date:  October 16, 2006